Exhibit 10.8

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

400 W. Morse Boulevard, Suite 220
Winter Park, FL 32789

March 21, 2025

DHIP Natural Resources Investments, LLC

400 W. Morse Boulevard Suite 220

Winter Park, FL 32789

Re:  Waiver of Payments Under Administrative Support Agreement Ladies and Gentlemen:

This letter agreement between Integrated Rail and Resources Acquisition Corp., a Delaware corporation (the “Company”) and DHIP Natural Resources Investments, LLC, a Delaware limited liability company (the “Sponsor”), dated as of the date hereof, amends the Administrative Support Agreement, dated as of November 11, 2021 (the “Original Agreement”) as follows:

(i)	The Sponsor irrevocably waives any and all rights to receive any and all payments owed to it by the Company under the Original Agreement for the year ending December 31, 2025, totaling $120,000;

(ii)	The Sponsor irrevocably waives any and all rights to receive an aggregate of twelve (12) payments owed to it during the year ending December 31, 2024, totaling $120,000; and

(iii)	The Sponsor irrevocably waives any and all rights to receive an aggregate of seven (7) payments owed to ii during the year ending December 31, 2023, totaling $70,000.

This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by the parties hereto.

No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

This letter agreement constitutes the entire relationship of the parties hereto with respect to the subject matter hereof, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of law principles.

[Signature Page Follows]

Very truly yours,

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

By:	/s/ Mark Michel
	Name:	Mark Michel
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:
DHIP NATURAL RESOURCES INVESTMENTS, LLC

By:	/s/ Mark Michel
	Name:	Mark Michel
	Title:	Authorized Signatory

[Signature Page to Administrative Support Agreement]